                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SHCEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2)

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                ^^            ^^
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                ^^            ^^
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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       (3) Filing Party:

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       (4) Date Filed:

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Notes:

                                    URGENT

                         IMMEDIATE RESPONSE REQUESTED

June 26, 2002

Dear Shareholder:

   On behalf of the Board of Directors and management of United Bancshares, Inc., I am pleased to invite you to the 2002 Annual Meeting of Shareholders of United Bancshares, Inc. which is to be held on Friday, July 26, 2002, at 9:00 A.M., local time, at the United Bank of Philadelphia Corporate Headquarters, 300 North Third Street (Third and Vine Streets), Philadelphia, PA 19106. Accompanying this letter is a Notice of Meeting, a Proxy Statement, a Proxy Card, a reservation form and an admission ticket. Also accompanying this letter is United Bancshares, Inc.'s Annual Report to its shareholders for the year 2001.

   Shareholders who need directions to the location of the Annual Meeting should call (215) 351-4600 between the hours of 8:30 A.M. and 4:30 P.M., local time, on any business day.

   I urge you to read the enclosed material carefully and to complete, sign and mail promptly the proxy card accompanying this letter so that your vote will be counted. For your convenience, a self-addressed stamped envelope is enclosed to return the completed proxy form.

   The officers, directors and staff of United Bank sincerely appreciate your continuing support.

                                              Sincerely,
                                              /s/ Evelyn F. Smalls
                                              Evelyn F. Smalls,
                                              President and Chief Executive
                                              Officer

Enclosures

                            UNITED BANCSHARES, INC.
                            300 North Third Street
                            Philadelphia, PA 19106

     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2002

Dear Shareholders,

   The Annual Meeting of the Shareholders of United Bancshares, Inc. will be held at 9:00 A.M., local time, on Friday, July 26, 2002 at United Bank of Philadelphia Corporate Headquarters, 300 North Third Street (Third and Vine Streets) Philadelphia, PA 19106 for the following purposes:

      1. To elect four (4) new Class C directors to serve until the expiration of their four (4) year terms, and to elect a current director a Class D director to serve a one (1) year term.

      2. To ratify the appointment of Grant Thornton LLP as United Bancshares, Inc.'s independent certified public accountants for the year 2002.

   In their discretion the proxies are authorized to act upon such other matters as may properly come before the meeting. Reference is made to the accompanying Proxy Statement for details with respect to the foregoing matters. Only shareholders of record at the close of business on June 10, 2002, who hold shares with voting rights, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Such shareholders may vote in person or by proxy.

                                              By Order of the Board of Directors

                                              /s/William S. Moore
                                              William B. Moore, Secretary

Philadelphia, Pennsylvania
June 26, 2002

                               IMPORTANT NOTICE

   To assure your representation at the Annual Meeting, please complete, date, sign, and promptly mail the enclosed Proxy Card in the return envelope. No postage is necessary if mailed in the United States. Any shareholder giving a proxy has the power to revoke it at any time prior to its use for any purpose. Shareholders who are present at the meeting may withdraw their proxy prior to its use for any purpose and vote in person.

                        ANNUAL MEETING OF SHAREHOLDERS
                            United Bancshares, Inc.
                                 July 26, 2002

                                PROXY STATEMENT

                                 INTRODUCTION

Matters to be Considered at the Annual Meeting of Shareholders

   This Proxy Statement is being furnished to shareholders of United Bancshares, Inc. ("UBS") in connection with the solicitation of proxies by UBS for use at UBS' Annual Meeting of Shareholders to be held on Friday, July 26, 2002, at 9:00 A.M., or any adjournment or postponement thereof (the "Annual Meeting"). At the Annual Meeting, the shareholders will consider and vote upon
(i) the election of four (4) Class C directors to serve a four (4) year term and to elect a current director a Class D director to serve a one (1) year term and until their successors are duly elected and take office; and (ii) the ratification of the appointment of Grant Thornton LLP as the independent certified public accountants for UBS for the year 2002. The proxies are authorized to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The approximate date upon which this Proxy Statement and the Proxy are to be mailed to shareholders is June 26, 2002. The address of the executive office of UBS is 300 North Third Street, Philadelphia, Pennsylvania 19106.

Date, Time and Place of Annual Meeting

   The Annual Meeting will be held on Friday, July 26, 2002, at 9:00 A.M., at United Bank of Philadelphia Corporate Headquarters, 300 North Third Street, Philadelphia, PA 19106.

Record Date and Voting

   The Board of Directors of UBS has fixed the close of business on June 10, 2002 as the record date for determining holders of record of UBS' Common Stock, par value $0.01 per share, entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each holder of record, of a voting share, is entitled to one vote per share on the matters to be considered at the Annual Meeting.

   The holders of a majority of the outstanding shares of UBS' Common Stock, with voting rights, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. As of June 10, 2002, there were 910,421 shares of UBS' Common Stock outstanding with voting rights.

   Shares represented by properly executed proxies will be voted in accordance with the directions indicated in the proxies unless such proxies have previously been revoked. Each properly executed proxy on which no voting directions are indicated will be voted in favor of the adoption of the proposals recommended by management of UBS, and in the discretion of the proxy agents as to any other matters which may properly come before the Annual Meeting. A proxy may be revoked by a shareholder at any time prior to its use for any purpose by giving written notice of such revocation to William B. Moore, the Secretary of UBS, at the executive office of UBS at 300 North Third Street, Philadelphia, Pennsylvania 19106 or by appearing in person at the Annual Meeting and asking to withdraw the proxy prior to its use for any purpose so that the shareholder can vote in person. A later dated proxy revokes an earlier dated proxy.

   UBS does not know at this time of any business, other than that stated in this Proxy Statement, which will be presented for consideration at the Annual Meeting. If any unanticipated business is properly brought before the Annual Meeting, the proxy agents will vote in accordance with their best judgment.

Other Matters

   UBS will bear the entire cost of soliciting proxies for the Annual Meeting. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telefax and telegram, by the directors, officers and employees of UBS and by UBS' wholly-owned subsidiary United Bank of Philadelphia (the "Bank"). Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy material to beneficial owners of UBS' Common Stock held of record by such persons, and UBS will reimburse them for their expenses in doing so.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following table sets forth certain information known to UBS, as of June 10, 2002 (1), with respect to the only persons to UBS' knowledge, who may be beneficial owners of more than 5% of UBS' Common Stock.

                                                              Percentage of
                                         Amount and Nature     Outstanding
                                      of Beneficial Ownership  Corporation
     Name and Address                     of Corporation      Common Stock
     of Beneficial Owner                   Common Stock           Owned
     -------------------              ----------------------- -------------
     Philadelphia Municipal..........         71,667              7.87%
     Retirement System
     2000 Two Penn Center
     Philadelphia, Pennsylvania 19102

     First Union Corporation(2)......         50,000              5.49%
     1 First Union Center
     Charlotte, NC 28288

--------
(1) As of June 10, 2002, there were 910,421 shares of UBS' voting Common Stock outstanding.
(2) First Union Corporation owns 241,666 shares of UBS Common Stock of which 50,000 are voting shares.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that UBS' directors and executive officers file reports of their holdings of UBS' Common Stock with the Securities and Exchange Commission (the "Commission"). Based on UBS' records and other information available to UBS believes that the Commission's Section 16(a) reporting requirements applicable to UBS' directors and executive officers were complied with for UBS' fiscal year ended December 31, 2001.

UBS' and Bank's Boards of Directors

   The By-Laws of UBS provide that UBS' business shall be managed by a Board of Directors of not less than five (5) and not more than twenty five (25) directors. UBS' Board, as provided in the By-Laws, is divided into four classes of directors Class A, Class B, Class C and Class D, with each class being as nearly equal in number as possible. The Board of Directors has fixed the number of directors at twelve (12), with three (3) members in Class A, two (2) members in Class B, four (4) members in Class C, and three (3) members in Class D. (SEE PROPOSAL 1--ELECTION OF DIRECTORS)

   Under UBS' By-Laws, persons elected by the Board of Directors to fill a vacancy on the Board serve as directors for the balance of the term of the director who that person succeeds.

   The Board of Directors of UBS and the Board of Directors of the Bank meet when necessary. The Executive Committee of the Bank meets in those months when the Board of Directors does not meet. The Executive Committees of UBS and the Bank act in the stead of the Boards of Directors of UBS and the Bank, respectively, and exercise the authority and powers of the Boards of Directors at intervals between meetings of the Boards of Directors insofar as may be permitted by law and have responsibility for the nomination of new directors. The Asset and Liability Management Committee of the Bank's Board meets for the purpose of managing and monitoring the Bank's exposure to interest rate risks, market risk and liquidity risk. UBS' and the Bank's Audit/Compliance Committees interface with UBS' and the Bank's independent certified public accountants to review the results of the annual audit as well as regulatory compliance matters. UBS' Board of Directors does not have a Compensation Committee of the Board since it has no employees, and does not have a Nominating Committee.

General Information About UBS' and Bank's Boards of Directors

   UBS' Board of Directors meets when necessary and during 2001 held eleven
(11) meetings, including UBS' organization meeting. The Bank's Board of Directors was scheduled to meet at least monthly, except in August.

Information About the Committees of UBS' Board of Directors

   The Committees of UBS' Board of Directors are the Executive Committee, the Audit Committee, and the Compliance Committee.

   The Executive Committee comprised of L. Armstead Edwards (Co-Chairman), James F. Bodine (Co-Chairman), Angela M. Huggins, William B. Moore, Evelyn F. Smalls and Marionette Y. Frazier meets, when necessary, at the call of either of the Co-Chairmen, and to exercise the authority and powers of UBS' Board of Directors at intervals between meetings of the Board of Directors insofar as may be permitted by law. The Executive Committee held eight (8) meetings during 2001.

   The Audit/Compliance Committee, comprised of L. Armstead Edwards (Chairman), James F. Bodine, Angela M. Huggins, Marionette Y. Frazier and William C. Green, meets when necessary at the call of the Chairman. The Committee meets with the internal auditor to review audit programs and the results of audits of specific areas, as well as other regulatory compliance issues. In addition, the Committee meets with UBS' independent certified public accountants to review the results of the annual audit and other related matters. Each member of the Committee is "independent" as defined in the applicable listing standards of the National Association of Securities Dealers. UBS' Board of Directors has adopted a written charter for the Committee, a copy of which is attached to the Proxy Statement as Exhibit A. The Committee held ten (10) meetings during 2001.

Meetings of UBS' Board and its Committees

   The total number of meetings of UBS' Board of Directors which were held in 2001 was eleven (11). All of the incumbent directors, who were directors during 2001 (i) attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors, and (ii) all directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which the director served except William
B. Moore who attended 62.5% of the Executive Committee meetings.

Information About Committees of the Bank's Board of Directors

   The Committees of the Bank's Board of Directors are the Executive, Asset and Liability Management and the Audit/Compliance Committees.

   The Executive Committee comprised of L. Armstead Edwards (Co-Chairman), James F. Bodine (Co-Chairman), Angela M. Huggins, William B. Moore, Evelyn F. Smalls and Marionette Y. Frazier meets, when necessary, at the call of either of the Chairmen, to discuss and approve certain human resource matters including compensation, to ratify and approve certain of the Bank's loans and to exercise the authority and powers of the Bank's Board of Directors at intervals between meetings of the Board of Directors insofar as may be permitted by law. The Executive Committee held eight (8) meetings during 2001. The Bank's Board of Directors does not have a Compensation Committee but the Executive Committee performs that function.

   The Asset and Liability Management Committee comprised L. Armstead Edwards, Chairman, James F. Bodine, Angela M. Huggins, Evelyn F. Smalls and Ernest L. Wright meets, when necessary, at the call of the Chairman, to review and manage the Bank's exposure to interest rate risk, market risk and liquidity risk. During 2001, the Asset and Liability Management Committee held four (4) meetings.

   The Audit/Compliance Committee, comprised of L. Armstead Edwards (Chairman), James F. Bodine, Angela M. Huggins, William C. Green and Marionette Y. Frazier meets at least quarterly. The Audit/Compliance Committee meets with the internal auditor to review audit programs and the results of audits of specific areas, as well as other regulatory compliance issues. In addition, the Audit/Compliance Committee meets with the Bank's independent certified public accountants to review the results of the annual audit and other related matters, with the internal auditor to review audit programs and the results of audits of specific areas, as well as other regulatory compliance issues. Each member of the Audit/Compliance Committee is "independent" as defined in the applicable listing standards of the National Association of Securities Dealers. The Committee held ten (10) meetings during 2001.

Meetings of Bank's Board and its Committees

   The total number of meetings of the Bank's Board of Directors which were held in 2001 was eleven (11). All incumbent directors (i) attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors, and (ii) attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which the director served except for William B. Moore who attended 62.5% of the Executive Committee meetings and Ernst L. Wright who attended 50% of the Asset and Liability Management Committee meetings.

                       BOARDS OF DIRECTORS COMPENSATION

Directors Fees

   Each non-officer director of the Bank was paid a fee of Three Hundred Fifty Dollars ($350) for attending each Board meeting and One Hundred Seventy-five Dollars ($175) per quarter for attending the Board of Directors' Committee meetings. Directors' fees are not paid to officer directors for attending Bank Board of Directors or Committee meetings. UBS does not pay any fees to any directors for attending UBS' Board of Directors or Committee meetings. Effective April 1, 2002, the Board of Directors elected to waive all fees for the remainder of the calendar year.

   BIOGRAPHICAL INFORMATION ABOUT UBS' DIRECTORS--INFORMATION ABOUT SECURITY HOLDINGS OF UBS' DIRECTORS AND OF UBS' DIRECTORS AND EXECUTIVE OFFICERS AS A
                                     GROUP

   The following table sets forth certain biographical information and information regarding beneficial ownership of shares of UBS' Common Stock as of June 10, 2002, for each of UBS' directors, for the executive officers as a group and for all directors and executive officers as a group. Other than as indicated below, each of the persons named below has been employed in their present principal occupation for the past five years.

                                                                                     Amount and
                                                                                     Nature of
                                                                                     Beneficial Percentage of
                                                                                     Ownership   Outstanding
                                                                  Age as of            As of     Corporation
   Name, Principal Occupation and                                 June 10,  Director  June 10,  Common Stock
Business Experience For Past Five Years                             2002    Since(1) 2002(2)(3)     Owned
---------------------------------------                           --------- -------- ---------- -------------
      CONTINUING DIRECTORS
Class A
The terms of the following directors expire in 2004
1.   L. Armstead Edwards.........................................    60       1993     10,883      1.1899%
     Owner and President,
     Edwards Entertainment, Inc., Philadelphia, PA from 1978
       until the present time

2.   Marionette Y. Frazier.......................................    57       2000     21,050      2.3121%
     Retired Co-founder and Partner, John Frazier, Inc.,
       Philadelphia, PA from 1981 until 2002

3.   Ernest L. Wright............................................    73       1993      7,084      0.7781%
     Founder, President and CEO of Ernest L. Wright
     Construction Company, Philadelphia, PA from 1976 until
       present time and President of Wright Edwards, Inc from
       1996 to present time

      CONTINUING DIRECTORS
Class B
The term of the following director expire in 2001 and if elected to a new term will expire in 2005:
1.   Angela M. Huggins...........................................    62       1993      8,368      0.9191%
     Retired, formerly Vice President of Corporate Real Estate
       RMS Technologies, Inc., from 1990 until 1995 and
       currently is President and CEO of RMS Technologies
       Foundation since 1993 until the present time

2.   Wanda M. Richards...........................................    36       2001        279      0.0306%
     Vice President and General Counsel Madison Bank, Dresher,
       PA from 1993 until the present time

      NOMINEES FOR DIRECTOR
Class C
The terms of the following directors expire in 2006:
1.   Bernard E. Anderson.........................................    65                   850      0.0934%
     Since 2001 Professor of Management/Economist at the
       Wharton School, University of Pennsylvania, Philadelphia,
       PA and from 1994 to 2001 Assistant Secretary of U.S.
       Department of Labor Employment & Standards
       Administration

                                                                                 Amount and
                                                                                 Nature of
                                                                                 Beneficial Percentage of
                                                                                 Ownership   Outstanding
                                                              Age as of            As of     Corporation
   Name, Principal Occupation and                             June 10,  Director  June 10,  Common Stock
Business Experience For Past Five Years                         2002    Since(1) 2002(2)(3)     Owned
---------------------------------------                       --------- -------- ---------- -------------
Class C (Continued)

2.  David R. Bright..........................................    63                   850       0.0934%
    Retired in 1996 as an Executive Vice President, Specialty
      Banking Division, Meridian Bancorp Philadelphia, PA

3.  Luis A. Cortes, Jr.......................................    44                   500       0.0549%
    President, Nueva Esperanza
    Philadelphia, PA from 1987 until the present time

4.  Steven L. Sanders........................................    42                   850       0.0934%
    President and CEO, MDL Capital Management
    Philadelphia, PA from 1996 until the present time

      CONTINUING DIRECTORS
Class D
The terms of the following directors expire in 2003:
1.  William B. Moore.........................................    59       1993      1,834       0.2014%
    Pastor Tenth Memorial Baptist Church, Philadelphia, PA
      since 1971 until the present time

2.  Evelyn F. Smalls.........................................    56       2000        350       0.0384%
    President and Chief Executive Officer of the Bank and UBS
      since June of 2000; Senior Vice President of the Bank
      from October 1993 to May 2000

      DIRECTOR STANDING FOR ELECTION
3.  James F. Bodine..........................................    80       1993     44,583       4.8970%
    Since 1985 Retired, Managing Partner, Urban Affairs
      Partnership Philadelphia, PA

Executive officers as a group (2 persons)....................                         400       0.0439%

All director nominees, directors and executive officers as a
  group(4)(13 persons).......................................                     116,014      12.7429%

--------
FOOTNOTE INFORMATION CONCERNING DIRECTORS

(1) Reference to service on the Boards of Directors refers to the Bank only prior to 1993 and to the Bank and UBS since 1993.
(2) The number of shares "beneficially owned" in each case includes, when applicable, shares owned beneficially, directly or indirectly, by the spouse or minor children of the director, and shares owned by any other relatives of the director residing with the director. None of the directors holds title to any shares of UBS of record which such director does not own beneficially.
(3) UBS does not know of any person having or sharing voting power and/or investment power with respect to more than 5% of the UBS' Common Stock other than First Union Corporation and Philadelphia Municipal Retirement System. (SEE SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.)
(4) Director S. Amos Brackeen retired from the Board in December 2001 due to medical reasons. Also, William C. Greene and Kemel G. Dawkins will retire from the Board in 2002 upon expiration of their terms.

                      UBS'S AND BANK'S EXECUTIVE OFFICERS

   The following table sets forth certain information with respect to the current executive officers of UBS and Bank as of June 10, 2002:

                                     Age as of                                                UBS Stock
   Name, Principal Occupation and    June 10,                                                Beneficially
Business Experience For Past 5 Years   2002           Office with the UBS and/or Bank           Owned
------------------------------------ --------- --------------------------------------------- ------------
     Evelyn F. Smalls(1)(2).........    56     President and Chief Executive Officer and         350
                                               Director of UBS and Bank
     Brenda M. Hudson-Nelson(3).....    40     Executive. Vice President and Chief Financial      50
                                               Officer of UBS and Bank

--------
Footnote Information Concerning Executive Officers

(1) Ms. Smalls was elected as a director and was appointed as President and Chief Executive Officer in June 2000. Prior to that, Ms. Smalls was Senior Vice President of Human Resources and Compliance from October 1993 to May 2000.
(2) The President and Chief Executive Officer, currently Evelyn F. Smalls, acts as Trustee of certain voting trust agreements (the "Voting Trusts") pursuant to which Fahnstock, Inc deposited 5,209 shares of Common Stock of UBS and which NationsBank Corporation deposited 33,500 shares of Common Stock of UBS with United Bank of Philadelphia, as Trustee, to be voted by the current president and chief executive officer pursuant to the terms of the Voting Trusts. The term of the Voting Trusts are ten (10) years.
(3) Ms. Hudson-Nelson was appointed Senior Vice President and Chief Financial Officer in June 2000. Prior to that, Ms. Hudson-Nelson was Vice President and Controller from January 1992 to May 2000. In May 2002, Ms. Hudson-Nelson was promoted to Executive Vice President.

                            EXECUTIVE COMPENSATION

General Disclosure Considerations Concerning Executive Compensation

   UBS believes that its shareholders should be provided clear and concise information about the compensation of the Bank's executives and the reasons the Bank's Board of Directors(1) made decisions concerning their executive compensation, consistent with the Commission's proxy statement disclosure rules regarding disclosure of executive compensation.

   The format and content of the information set forth below is intended to enable UBS' shareholders to understand the rationale and criteria for the Bank's executive compensation programs and the compensation paid to the named executives and its other executives and key employees.

   UBS welcomes shareholder comment on whether the objective--to provide information to UBS' shareholders that is useful and clearly stated--has been met. Please send any comments or suggestions for further improvements in disclosure to William B. Moore, the Secretary of UBS, at the executive office of UBS, 300 North Third Street, Philadelphia, Pennsylvania 19106.

Executive Compensation

   The following information relates to all plan and non-plan compensation awarded to, earned by, or paid to (i) Evelyn F. Smalls, the President and Chief Executive Officer of the Bank, and (ii) Brenda M. Hudson-Nelson, Executive Vice President and Chief Financial Officer of the Bank, the only persons who were serving as executive officers of the Bank at December 31, 2001 (Ms. Smalls and Ms. Hudson-Nelson are hereinafter sometimes collectively referred to as the "Named Executive Officers"). Any compensation earned by the Named Executive Officers during 2002 will be reported in the proxy statement for UBS' 2003 Annual Meeting of Shareholders.

   (1) UBS' executives are not compensated for their services to UBS rather, because the Bank is the principal subsidiary of UBS, they are compensated as officers of the Bank.

Summary Compensation Table

   The disclosure regarding the compensation of the Bank's executives includes the following table that sets forth the compensation paid to the Named Executive Officers during the last three fiscal years.

                                                       Annual Compensation(1)
                                             -------------------------------------------
                                                                  Stock     All Other
Name and Principal Position During 2001      Year  Salary  Bonus Options Compensation(2)
---------------------------------------      ---- -------- ----- ------- ---------------
                                                            ($)    (#)         ($)
Evelyn F. Smalls                             2001 $141,000   --     --          --
President and Chief Executive Officer        2000 $118,921   --     --          --
of UBS and the Bank                          1999   79,766   --     --          --
                                                             --     --          --

Brenda M. Hudson-Nelson                      2001 $100,900   --     --          --
Executive Vice President and Chief Financial 2000   96,445   --     --          --
Officer of UBS and the Bank                  1999   75,822   --     --          --

--------
(1) Amounts are not included in the Bonus, Stock Option and All Other Compensation columns of the table because no compensation of this nature was paid by UBS or the Bank and the restricted stock awards and long term incentive payouts columns are not included in the Compensation Table since these benefits are not made available by UBS or the Bank.
(2) The Commission's compensation disclosure rules require the use, where applicable, of a series of tables to describe various types of compensation paid to the Named Executive Officers. The use of a specific table or column in a table is not required by the Commission's rules if no compensation was paid or awarded to the Named Executive Officers. Only the tables or columns required to be used by the Commission's rules, because of the compensation paid to the Named Executive Officers, have been used in this Proxy Statement.

Executive Employment Agreements

   The Bank entered into an Employment Agreement with Evelyn F. Smalls dated June 12, 2000 to serve as the Bank's President and Chief Executive Officer. The initial term of the Employment Agreement is two (2) years, unless extended or terminated. In June 2002, the Employment Agreement was amended and extended for two (2) years. The Employment Agreement provides for an annual base salary of $135,000 which may be increased, but not decreased. Under her Employment Agreement, Ms. Smalls has an opportunity to receive an annual initial cash bonus (the "Initial Cash Bonus") of 12% of her annual base salary and an annual additional cash bonus (the "Additional Cash Bonus") of 12% of her annual base salary in calendar years 2002 and 2003, based on performance targets specified in the Employment Agreement which are based on the annual earnings of the Bank.

   The Bank entered into an Employment Agreement with Brenda M. Hudson-Nelson dated June 12, 2000 to serve as the Bank's Senior Vice President and Chief Financial Officer. The initial term of the Employment Agreement is two (2) years, unless extended or terminated. In June 2002, the Employment Agreement was amended and extended for two (2) years. The Employment Agreement provides for an annual base salary of $95,000 which may be increased, but not decreased. Under her Employment Agreement, Ms. Hudson-Nelson has an opportunity to receive an annual initial cash bonus (the "Initial Cash Bonus") of 12% of her annual base salary and an annual additional cash bonus (the "Additional Cash Bonus") of 12% of her annual base salary in calendar years 2002 and 2003, based on performance targets specified in the Employment Agreement which are based on the annual earnings of the Bank.

Long Term Incentive Stock Option Plan

   One hundred thousand shares (100,000) of UBS' Common Stock are subject to a Long Term Incentive Compensation Plan (the "Plan") under which options to purchase UBS' Common Stock may be granted to key employees at a price not less than the fair market value thereof at the date of the grant ("Options"), and Common Stock may be awarded as Restricted Stock, subject for a period of time to substantial risk of forfeiture and restrictions on disposition as determined by the Executive Committee of the UBS Board of Directors as of the date of the grant ("Restricted Stock"). Pursuant to the Plan, options are granted in tandem with Stock Appreciation Rights ("SARs") allowing the holder of an Option to surrender the Option and receive an amount equal to the appreciation in market value of a fixed number of shares of Common Stock from the date of the grant of the Option. SARs may be payable in Common Stock or cash or a combination of both. The Plan also allows the Executive Committee of the UBS Board of Directors to grant performance shares, which are contingent rights to receive, when certain performance criteria have been attained, amounts of Common Stock and cash determined by the Executive Committee of the UBS Board of Directors for such an award. Such rights are subject to forfeiture or reduction if performance goals specified are not met during the performance period. No such options, restricted stock or SARs were granted for 2001 performance. No deferred compensation, incentive compensation or any further compensation pursuant to any plan has been paid by the Bank, or will be paid by the Bank.

Employee Stock Ownership Plan ("ESOP")

   At its Annual Shareholders Meeting held May 6, 1994, the shareholders of UBS approved the establishment of an Employee Stock Ownership Plan ("ESOP"). The ESOP has not been formally activated by UBS. No purchases have been made pursuant to the ESOP.

Audit Committee Report

   In connection with the preparation and filing of UBS' Annual Report on Form 10-K for the year ended December 31, 2001, the Audit Committee (i) reviewed and discussed the audited financial statements with UBS' management, (ii) discussed with Grant Thornton LLP, UBS' independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (as modified or supplemented), (iii) discussed the independence of Grant Thornton LLP with Grant Thornton LLP, and (iv) has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (as modified or supplemented). Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in UBS' Annual Report on Form 10-K for the year ending December 31, 2001.

   UBS' Audit Committee is composed of L. Armstead Edwards (Chairman) James F. Bodine, Angela M. Huggins, Marionette Y. Frazier, and William C. Green, who each endorsed this report.

                                          Respectfully submitted:

                                          L. Armstead Edwards (Chairman)
                                          James F. Bodine
                                          Angela M. Huggins
                                          Marionette Y. Frazier
                                          William C. Green

Certain Relationships and Related Transactions

   Some of the directors of the Bank and the companies with which they are associated were customers of, and had banking transactions with the Bank in the ordinary course of its business during 2001. All loans and commitments to lend were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of Bank management, the loans and commitments did not involve more than a normal risk of collectability or present other unfavorable features.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

   The Board of Directors of UBS has nominated the persons listed below for election as Class C and Class D directors, each to hold office until the expiration of their term and until his or her successor is elected and qualified.

(Item 1 on the Proxy Card) One of the purposes of the Annual Meeting is the election of four (4) new Class C directors and one (1) Class D director to the Board of Directors of UBS.

Nominees for Directors

   The following persons have been nominated by UBS' Board of Directors for election as directors to serve as follows:

Class C--Term Expires in 2006

   (1)  Bernard E. Anderson

   (2)  David R. Bright

   (3)  Luis A. Cortes, Jr.

   (4)  Steven L. Sanders

Class D--Term Expires in 2003

   (1)  James F. Bodine

and until their successors are elected and take office.

   The persons named as proxies in the accompanying form of proxy have advised UBS that, unless otherwise instructed, they intend at the meeting to vote the shares covered by proxies for the election of the nominees named in this Proxy Statement. If one or more of the nominees should, at the time of the Annual Meeting, be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect any remaining nominee. The Board of Directors knows of no reason why the nominees will be unavailable or unable to serve as directors. UBS expects all nominees to be willing and able to serve as directors.
--------

   The affirmative vote of the holders of at least a majority of UBS' shares of Common Stock entitled to vote present in person or by proxy at the Annual Meeting is required for the election of the nominees for directors. Proxies solicited by the Board of Directors will be voted for nominees listed above, unless the shareholders specify a contrary choice in their proxies.

    The Board of Directors recommends a vote FOR the nominees listed above.

                                  PROPOSAL 2

                        RATIFICATION OF APPOINTMENT OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                          (Item 2 on the Proxy Card)

   The firm of Grant Thornton LLP has been appointed by the Board of Directors to serve as UBS' independent certified public accountants for the fiscal year beginning January 1, 2002. The Board of Directors of UBS is requesting shareholder approval of the appointment. A representative in the firm will be present at the meeting to answer questions and will have the opportunity to make a statement, if he so desires. The firm is presently serving UBS and the Bank, as their independent certified public accountants. Management recommends approval of this appointment. If the appointment is not approved by a majority of the shares of Common Stock of UBS present in person or by proxy and entitled to vote at the Annual Meeting, the appointment of the independent certified public accountants will be reconsidered by the Board of Directors.

   Audit Fees. The aggregate fees billed for professional services rendered to UBS by Grant Thornton LLP during 2001 for the audit of UBS' annual financial statements for the year 2001 and the reviews of the financial statements included in UBS' quarterly reports filed with the Commission was $ 81,950.

   Financial Information Systems Design and Implementation Fees. No professional services were rendered and no fees were billed to UBS by Grant Thornton LLP during 2001 for financial information systems design and implementation services.

   All Other Fees. The aggregate fees billed for professional services rendered to UBS by Grant Thornton LLP during 2001 for services other than the services listed under Audit Fees above was $6,675.

   The Audit Committee of UBS' Board of Directors has considered whether the provision of the non-audit services is compatible with maintaining the independence of Grant Thornton LLP.

   The resolution being voted on is as follows:

      RESOLVED, that the shareholders of UBS ratify and confirm the appointment of Grant Thornton LLP as UBS' independent certified public accountants for the year 2002.
--------

   The ratification of the selection of the independent certified public accountants requires the affirmation by vote of at least a majority of the outstanding voting shares of Common Stock of UBS present in person or by proxy and entitled to vote at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for the foregoing resolution, unless shareholders specify a contrary choice in their proxies.

   The Board of Directors recommends a vote FOR the resolution ratifying the appointment of Grant Thornton LLP as UBS' independent certified public accountants for the year 2002.

                                  ADJOURNMENT

   If sufficient votes in favor of any of the proposals set forth herein are not received by the time scheduled for the meeting, the persons names as proxies may propose one or more adjournments of the meeting for two (2) periods of not more than fifteen (15) days in the aggregate to permit further solicitation of proxies with respect to any such proposal. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. UBS pays the costs of any additional solicitation and of any adjournment session.

                             FINANCIAL STATEMENTS

   The consolidated financial statements of UBS are not set forth in this Proxy Statement. However, they are contained in the accompanying Annual Report of UBS for the year ended December 31, 2001.

                                OTHER BUSINESS

   The Board of Directors knows of no other business to be brought before the meeting. However, if any other matters come before the meeting, it is the intention that the proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgement of the persons named on the enclosed form of proxy.

                        SHAREHOLDER PROPOSALS FOR 2003

   UBS' Annual Meeting of Shareholders will be held on or about July 25, 2003. Any shareholder desiring to submit a proposal to UBS for inclusion in the proxy and proxy statement relating to that meeting must submit such proposal or proposals in writing to UBS before March 29, 2003. It is suggested that the proposal or proposals be submitted by certified mail-return receipt requested to the attention of William B. Moore, the Secretary of UBS, at the executive office of UBS, 300 North Third Street, Philadelphia, Pennsylvania 19106.

                            ADDITIONAL INFORMATION

   A copy of UBS' Annual Report for the fiscal year ended December 31, 2001, containing, among other things, financial statements examined by its independent certified public accountants, was mailed with this Proxy Statement on or about June 26, 2002 to the shareholders of record as of the close of business on June 10, 2002.

   Upon written request of any shareholder, a copy of UBS' Annual Report on Form 10-K for its fiscal year ended December 31, 2001, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission may be obtained, without charge, from UBS' Secretary, William B. Moore, at the executive office of UBS, 300 North Third Street, Philadelphia, Pennsylvania 19106.

                                          By Order of the Board of Directors of
                                          United Bancshares, Inc.
                                          /s/William S. Moore
                                          William B. Moore, Secretary

                                   EXHIBIT A

                            UNITED BANCSHARES, INC.

                            AUDIT COMMITTEE CHARTER

Mission Statement:

   The Audit Committee will assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee will review the financial reporting process, the system of internal control, the audit process, and the company's process for monitoring compliance with laws and regulations and with the code of conduct. In performing its duties, the Committee will maintain effective working relationships with the Board of Directors, management, and the internal and external auditors. To effectively perform his or her role, each Committee member will obtain an understanding of detailed responsibilities of Committee membership as well as the company's business, operations, and risk.

Organization:

   The Audit Committee of United Bancshares, Inc. (the "Committee"), defined to include the holding company and other subsidiaries is appointed by the Corporation's Board of Directors. The Committee is composed of at least three independent Directors. One of the members of the Committee has been designated its Chairman.

   The Committee is designated by the Board to oversee the audit affairs of the Corporation, Bank and subsidiaries to perform such specific audit function reviews as may be determined by the Committee.

   The Committee will meet quarterly and hold additional meetings as the Chairman shall require in order to satisfy its duties and responsibilities.

Role and Responsibilities:

  Internal Control

  . Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;

  . Gain an understanding of whether internal control recommendations made by internal and external auditors have been implemented by management; and

  . Ensure that the external auditors and internal auditors keep the Audit Committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.

  Financial Reporting

    General

  . Review significant accounting and reporting issues, including recent professionals and regulatory pronouncements, and understand their impact on the financial statements; and

  . Ask management and the internal and external auditors about significant risks and exposures and the plans to minimize such risks.

    Annual Financial Statements

  . Review the annual financial statements and determine whether they are complete and consistent with the information known to Committee members, and assess whether the financial statements reflect appropriate accounting principles;

  . Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of loan losses; litigation reserves; and other commitments and contingencies;

  . Meet with management and the external auditors to review the financial statements and the results of the audit;

  . Consider management's handling of proposed audit adjustments identified by the external auditors; and

  . Review the Annual Report and other sections of the form 10-K before its release and consider whether the information is adequate and consistent with members' knowledge about the company and its operations.

    Interim Financial Statements

  . Be briefed on how management develops and summarizes quarterly financial information, the extent of external auditors review of quarterly financial information, and whether that review is performed on a pre- or post-issuance basis; and

  . To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management and from the internal and external auditors on whether:

     . Generally accepted accounting principals have been consistently applied;

     . There are any actual or proposed changes in accounting or financial reporting practices;

     .   There are any significant or unusual events or transactions;

     . The interim financial statements contain adequate and appropriate disclosures;

     .   To ensure that the ALLL is adequate and in accordance with Bank policy.

  Compliance with Laws and Regulations

  . Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities;

  . Periodically obtain updates from internal compliance auditors regarding compliance; and

  . Review the findings of any examinations by regulatory agencies such as the Securities and Exchange Commission.

  Compliance with Code of Conduct

  . Ensure that a code of conduct is formalized in writing and that all employees are aware of it;

  .   Review the program for monitoring compliance with the code of conduct; and

  .   Periodically obtain updates from management regarding compliance.

  Internal Audit

  . Review the activities and organizational structure of the internal audit function;

  . Review the qualifications of the internal audit function and concur in the appointment, replacement, reassignment, or dismissal of the director of internal audit; and

  .   Review the effectiveness of the internal audit function.

  External Audit

  .   Review the external auditors' proposed audit scope and approach;

  . Review the performance of the external auditors and recommend to the Board of Directors the appointment of discharge of the external auditors; and

  . Review and confirm the independence of the external auditors by reviewing the non-audit services provided and the auditors' assertion of their independence in accordance with professional standards.

  Other Responsibilities

  . Meet with the external auditors, regulatory examiners, director of internal audit, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately;

  . Ensure that significant findings and recommendations made by the internal and external auditors are received and discussed on a timely basis;

  .   Perform other oversight functions as requested by the full Board; and

  .   Review and update the charter; receive approval of changes from the Board.

  Reporting Responsibilities:

  . Regularly update the Board of Directors about Committee activities and make appropriate recommendations.

                    REVOCABLE PROXY UNITED BANCSHARES, INC.
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 26, 2002
                     THIS PROXY IS SOLICITED ON BEHALF OF
               THE BOARD OF DIRECTORS OF UNITED BANCSHARES, INC.
        The undersigned hereby constitutes and appoints James F. Bodine,
     William B. Moore, or Evelyn F. Smalls, individually, proxy of the undersigned, each with full power of substitution to represent the undersigned and to vote all of the shares of United Bancshares, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of United Bancshares, Inc. to be held at United Bank of Philadelphia Corporate Headquarters, 300 North Third Street (Third and Vine Streets), Philadelphia, PA at 9:00 a.m., prevailing time, and any adjournments thereof. All powers may be exercised by said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified below. Receipt of the Notice of the Meeting, the accompanying Proxy Statement and Annual Report for the Year 2001 are hereby acknowledged. The Board of Directors recommends a vote FOR each of the following proposals:
     1. PROPOSAL FOR ELECTION OF CLASS C DIRECTORS. To elect the four nominees listed below:
                         Class C--Term Expires in 2006

              Bernard E. Anderson [_]  FOR [_]  WITHHOLD AUTHORITY
              David R. Bright     [_]  FOR [_]  WITHHOLD AUTHORITY
              Luis A. Cortes      [_]  FOR [_]  WITHHOLD AUTHORITY
              Steven L. Sanders   [_]  FOR [_]  WITHHOLD AUTHORITY

                         Class D Term Expires in 2003

                James F. Bodine [_]  FOR [_]  WITHHOLD AUTHORITY

     2. PROPOSAL FOR RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. To ratify the appointment of Grant Thornton LLP as United Bancshares, Inc's independent certified public accountants for the year 2002:

                     [_]  FOR      [_]  AGAINST [_]  ABSTAIN

        In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.
                 (Continued and to be SIGNED on Reverse Side)

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS.

        THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER EXACTLY AS HIS OR HER NAME APPEARS ON HIS OR HER STOCK CERTIFICATE AND RETURNED PROMPTLY TO UNITED BANCSHARES, INC. IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE.

                                                          Dated: __, 2002

                                                          _____________________
                                                          Signature(s)
                                                          (Title(s), if
                                                          applicable)

                                                          _____________________
                                                          Please print name

                                                          NOTE: PLEASE SIGN
                                                          EXACTLY AS YOUR NAME
                                                          APPEARS ON THIS
                                                          PROXY. WHEN SIGNING
                                                          IN A FIDUCIARY
                                                          CAPACITY, SUCH AS
                                                          EXECUTOR,
                                                          ADMINISTRATOR,
                                                          TRUSTEE, ATTORNEY,
                                                          GUARDIAN, ETC.,
                                                          PLEASE SO INDICATE.
                                                          CORPORATE AND
                                                          PARTNERSHIP PROXIES
                                                          SHOULD BE SIGNED BY
                                                          AN AUTHORIZED PERSON
                                                          INDICATING THE
                                                          PERSON'S TITLE.